                                                                     EXHIBIT 1.1



                                  $57,390,000

         Rural Electric Cooperative Grantor Trust (KEPCO) Series 1997

         Rural Electric Cooperative Grantor Trust Certificates (KEPCO)
                                  Series 1997


                    FORWARD CERTIFICATE PURCHASE AGREEMENT


                               December 20, 1996


National Rural Utilities
  Cooperative Finance Corporation
1115 30th Street, N.W.
Washington, D.C.  20007

Kansas Electric Power Cooperative, Inc.
P.O. Box 4877
Topeka, Kansas  66604

Ladies and Gentlemen:

     The undersigned (hereafter referred to as the "Underwriter") hereby offers to enter into this Forward Certificate Purchase Agreement (the "Agreement") with National Rural Utilities Cooperative Finance Corporation ("CFC") and Kansas Electric Power Cooperative, Inc. (the "Cooperative") for the purchase by the Underwriter and sale by CFC of $57,390,000 aggregate principal amount of Rural Electric Cooperative Grantor Trust Certificates Series 1997 (collectively referred to herein as the "Certificates"). This offer is made subject to acceptance by CFC and the Cooperative on the date hereof, and upon such acceptance this Agreement shall become effective in accordance with its terms and conditions and shall be binding upon CFC, the Cooperative and the Underwriter. This Agreement will be subject to withdrawal by the Underwriter upon notice delivered to CFC and the Cooperative at any time prior to the acceptance hereof by CFC and the Cooperative.

     The Certificates will evidence all of the undivided fractional beneficial interest in the Rural Electric Cooperative Grantor Trust (KEPCO) Series 1997 (the "Trust") created pursuant to the Trust Agreement, as amended and supplemented from time to time (the "Trust Agreement") dated as of the date hereof among CFC, the Cooperative and The First National Bank of Chicago, as Trustee (together with its successors and assigns, if any, the "Trustee").
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     The Cooperative and Morgan Guaranty Trust Company of New York (in its
capacity under the Swap Agreement, the "Swap Provider") are entering into a Swap Agreement (as defined in the Trust Agreement) as of the date hereof relating to the Certificates, providing that the Cooperative will pay a fixed interest rate per annum and the Swap Provider will pay interest at a variable rate described therein. Pursuant to Section 2.1(c) of the Trust Agreement, and effective on December 18, 1997 (the "Refinancing Date"), the Cooperative has assigned its interest in the Swap Agreement to the Trustee except as provided in the Trust Agreement. In addition, the Cooperative and Morgan Guaranty Trust Company of New York ("Morgan") are entering into the Liquidity Protection Agreement (as such term is defined in the Trust Agreement) as of the date hereof, and on or prior to the Refinancing Date the Cooperative and the Liquidity Provider will enter into the Liquidity Facility (as such terms are defined in the Trust Agreement), in each case to provide liquidity for the tender of the Certificates as provided in the Trust Agreement.

     The Cooperative and Alex. Brown & Sons Incorporated are entering into simultaneously herewith a Remarketing Agreement (the "Remarketing Agreement"), providing for, among other things, the remarketing of Certificates tendered by the owners thereof as provided in the Trust Agreement.

     On November 18, 1997 (the "Deposit Date"), subject to satisfaction of certain conditions, the Cooperative shall give irrevocable notice to the Original Trusts (as defined below) that CFC will purchase the Notes, and CFC and the Cooperative will each deposit with the Original Trusts part of the purchase price therefor. On the Refinancing Date, and immediately prior to, and concurrently with, the purchase and sale of the Certificates, CFC will purchase the Notes held by the Rural Electric Cooperative Grantor Trust (KEPCO) 1988-K1 and by the Rural Electric Cooperative Grantor Trust (KEPCO) 1988-K2 (collectively, the "Original Trusts"; the certificates of the Original Trusts are collectively referred to herein as the "1988 Certificates"). In addition, effective as of the Refinancing Date, the Notes, Loan Agreement and Loan Guarantee Agreement will be amended in certain respects as contemplated by the Trust Agreement, and CFC will deposit the Notes with the Guarantee endorsed thereon (as such terms are defined in the Trust Agreement) into the Trust.

     The foregoing actions are being taken at the request of the Cooperative insofar as the Cooperative will realize substantial benefits from such activities.

     As used herein, the "Related Documents" means the Trust Agreement, the Certificates, the Notes, the Guarantee, the Loan Agreement, the Loan Guarantee Agreement, the Swap Agreement, the Liquidity Protection Agreement, the Liquidity Facility or Alternate

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Liquidity Facility, as the case may be, and all guarantees and other agreements
(if any) executed pursuant to the Liquidity Facility or Alternate Liquidity Facility, as the case may be (collectively the "Liquidity Agreements") and the Remarketing Agreement. The form of each of the Related Documents is attached hereto as Schedule I.

     Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Trust Agreement.

     1. Purchase and Sale. Upon the terms and conditions and upon the basis of the representations, warranties and agreements herein set forth, the Underwriter hereby agrees to purchase on the Closing Date (hereinafter defined in Section 3) from CFC and CFC hereby agrees to sell on the Closing Date to the Underwriter all (but not less than all) of $57,390,000 aggregate principal amount of Certificates for an aggregate purchase price of $57,390,000. Upon the payment by the Underwriter of the purchase price of the Certificates, the Cooperative shall, in consideration of the Underwriter's providing the service of underwriting the Certificates and marketing the Certificates to the public pursuant to this Agreement and providing the services set forth in this Agreement, pay the Underwriter an underwriter's fee of $286,950 (the "Underwriter's Fee"). The Certificates shall be dated the date of their delivery, shall mature on the dates specified in the Trust Agreement (subject to the terms of the Trust Agreement), shall be subject to redemption as provided in the Trust Agreement and shall bear interest at the rate or rates determined and adjusted from time to time in accordance with the Swap Agreement and the Trust Agreement, payable as provided in the Trust Agreement.

     The proceeds of the Certificates will be used to reimburse CFC for the purchase of all the Notes from the Original Trusts pursuant to the Trust Agreement.

     2.  Covenants of CFC and the Cooperative prior to the Closing Date.

         (a) The Cooperative covenants and agrees with the Underwriter that:

             (i) On or before April 1, 1997 (the "Targeted Filing Date"), the Cooperative will prepare and (after obtaining the RUS' approval of the portions thereof that describe the RUS and the Guarantee) will cause CFC as registrant and on behalf of the Trust as issuer to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (including all exhibits, financial statements and schedules required to be filed in connection therewith) with respect to the Certificates in conformity with the rules and regulations of the Securities Act of

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1933, as amended (the "Act") and the rules and regulations (the "Rules and
Regulations") thereunder. In connection therewith, the Cooperative shall obtain and file as exhibits to the registration statement tax opinions relating to the federal income tax and Illinois and Virginia state tax aspects of the transaction. The Cooperative shall comply with the conditions for the use of such Form for such filing. The Cooperative shall provide to the Underwriter copies of such registration statement, including any amendments thereto, the preliminary prospectus contained therein and the exhibits, financial statements and schedules filed therewith;

             (ii) On or before the Targeted Filing Date, the Cooperative shall file the Trust Agreement and such other statements and documents as are necessary (including without limitation, statement(s) of eligibility of the Trustee and any co-trustees on Form T-1 or other applicable form under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act")) to qualify the Trust Agreement under the Trust Indenture Act if no exemption from such qualification is available;

             (iii) The Cooperative shall use its best efforts to cause such registration statement to become effective under the Act, and the Trust Agreement to be qualified under the Trust Indenture Act if no exemption from such qualification is available on November 18, 1997;

             (iv) The Cooperative shall prepare and cause to be filed with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Certificates for so long as the Underwriter shall deem necessary or appropriate (including prospectus supplements or amendments with respect to the sale of Certificates from time to time);

             (v) The Cooperative shall furnish to the Underwriter such numbers of copies of a prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Act, and such other documents, as the Underwriter may reasonably request in order to facilitate the public sale or other disposition of the Certificates;

             (vi) The Cooperative shall use its best efforts to comply with the Act, the Trust Indenture Act (if applicable) and all applicable Rules and Regulations;

             (vii) The Cooperative shall notify the Underwriter of the happening of any event of which it has knowledge

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as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

            (viii) The Cooperative shall prepare and cause CFC to timely file on behalf of the Trust and otherwise timely file all reports and other documents and instruments required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, and each such report, document and instrument when so filed shall be true and correct in all material respects and will not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Cooperative shall provide to the Underwriter a copy of each such report, document, or instrument no later than simultaneously with the filing the same with the Commission; and

             (ix) The Cooperative shall take such other actions as shall be reasonably requested by the Underwriter in connection with the foregoing.

         (a) CFC covenants and agrees with the Cooperative and the Underwriter to use its best efforts to assist the Cooperative in the Cooperative's performance of the obligations under Section 2(a) of this Agreement. CFC shall take all actions necessary or that the Cooperative or the Underwriter reasonably deems advisable to cause the registration statement to become effective under the Act. As far in advance as practical before filing the registration statement or prospectus referred to in Section 2(a) of this Agreement or any amendment or supplement thereto, the Cooperative will furnish to CFC copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and CFC shall have the opportunity to object to any disclosure contained therein and the Cooperative will make the corrections requested by CFC with respect to such information prior to filing any such registration statement, prospectus, or amendment or supplement so that it is in form and substance satisfactory to CFC. The Cooperative shall make available for inspection by CFC and any attorney or other agent retained by it all records and pertinent documents (collectively, the "Records") as shall be reasonably necessary to enable them to discharge their securities law responsibilities, and cause the Cooperative's officers, directors and employees to supply all information reasonably requested by any such person in connection with such registration statement, and permit them to participate in the preparation of such registration statement and any prospectus contained therein and any amendment or supplement thereto.

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         (c)  As far in advance as practical before filing thereof, CFC and the
Cooperative shall provide to the Underwriter and its counsel copies of the registration statement (including all exhibits, schedules and financial statements), preliminary prospectus and the prospectus and any amendment or supplement thereto and filings under the Trust Indenture Act (if applicable), including all amendments and supplements to the foregoing, and afford to the Underwriter and its counsel a meaningful opportunity to review each of the foregoing prior to the filing thereof, and all of the foregoing must be in form and substance satisfactory to the Underwriter and its counsel.

         (d) The terms that follow, when used in this Agreement, have the meanings indicated. The term "Effective Date" means each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Preliminary Prospectus" means any preliminary prospectus referred to above and any preliminary prospectus included in the Registration Statement which, at the Effective Date, omits Rule 430A Information. "Base Prospectus" means the prospectus referred to above contained in the Registration Statement at the Effective Date. "Prospectus" means the prospectus, amendment or supplement relating to the Certificates that is first filed with the Commission pursuant to Rule 424(b) after the date hereof, together with the Base Prospectus (as such Base Prospectus may have been amended and together with any supplements thereto) or, if no filing pursuant to Rule 424(b) is required, means the prospectus supplement or amendment, if any, relating to the Certificates, including the Base Prospectus included in the Registration Statement at the Effective Date. "Registration Statement" means the registration statement referred to above and any registration statement required to be filed under the Act or Rules and Regulations in the form in which it has or shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424", "Rule 430A", and "Regulation S-K" refer to such rules or regulations under the Act. "Rule 430A Information" means information with respect to the Certificates and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

         (e) Each of CFC and the Cooperative shall take all actions reasonably necessary (including those actions reasonably requested by the Underwriter) and within such party's reasonable control to ensure that the conditions to closing specified in Section 9 (in the case of CFC, only those that refer explicitly to CFC or its counsel) are satisfied on or before the dates described therein.

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     3.  Closing. At 10:00 A.M., Baltimore time, on the Refinancing Date, or at such other time or on such earlier or later business day as shall have been mutually agreed upon by the Cooperative, CFC and the Underwriter (the "Closing Date"), and at the offices of Vinson & Elkins L.L.P., The Willard Office Building, 1455 Pennsylvania Avenue, N.W., Washington D.C. 20004-1008, or at such other place as shall be mutually agreed upon, CFC will deliver to the Underwriter the Certificates, in definitive form, duly executed and authenticated, and the Cooperative shall pay to the Underwriter the Underwriter's Fee by wire or check payable in immediately available federal funds to the order of the Underwriter and shall deliver to the Underwriter the documents mentioned in Section 9 hereof. The Underwriter will accept such delivery and pay the purchase price of the Certificates as set forth in Section 1 hereof by wire or check payable in immediately available federal funds to the order of CFC. The payment and delivery of the Certificates on the Closing Date, together with the delivery of the aforementioned documents, is herein called the "Closing." The Certificates will be delivered as book-entry only Certificates through the facilities of The Depository Trust Company, New York, New York, or such other securities depository as CFC and the Underwriter may agree upon. The Certificates will be made available by the Cooperative and CFC to the Underwriter for checking by 12:00 P.M., Baltimore time, at least two business days prior to the Closing Date.

     4.  Representations, Warranties and Covenants.

         (a) The Cooperative represents and warrants to, and agrees with, the Underwriter as follows:

              (i) Accuracy of Registration Statement. On the Effective Date, the Registration Statement did or will comply in all material respects with the applicable requirements of the Act and the Rules and Regulations; on the Effective Date and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) did or will comply in all material respects with the applicable requirements of the Act and the Rules and Regulations; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto), will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Cooperative makes no

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representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplements thereto) (x) in reliance upon and in conformity with information furnished in writing to the Cooperative by the Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplements thereto), (y) under the caption "National Rural Utilities Cooperative Finance Corporation" or (z) that constitutes the Statement of Eligibility and Qualification of the Trustee (and any co-trustee) under the Trust Indenture Act.

             (ii) Due Incorporation. The Cooperative has been duly incorporated and is now, and on the Closing Date will be, a validly existing cooperative association in good standing under the laws of the State of Kansas and the Cooperative has the corporate power and authority and holds all valid permits and other required authorizations from governmental authorities necessary to enter into and perform its obligations under the Related Documents and to carry on its business as now conducted and as to be conducted on the Closing Date and as contemplated by the Prospectus.

            (iii) Authority. The Cooperative has all requisite corporate power and authority to enter into and perform its obligations under the Related Documents. The Related Documents have been duly authorized, executed and delivered by the Cooperative and constitute its legal, valid and binding obligations enforceable against the Cooperative in accordance with their respective terms assuming such documents have been duly authorized, executed and delivered by the other parties thereto; provided, however, that the enforceability of the Related Documents may be limited by bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally and general principles of equity.

             (iv) Approval. No order, license, consent, authorization or approval of, or exemption by, or the giving of notice to, or the registration with or the taking of any other action in respect of, any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, and no filing, recording, publication or registration in any public office or any other place, is now, or under existing law in the future will be, necessary on the Cooperative's behalf to authorize its execution, delivery and performance of this Agreement or any of the Related Documents other than (i) registration of the Certificates under the Act, qualification of the Trust Agreement under the Trust Indenture Act (if required under such Act) and compliance with state securities and blue sky laws, (ii) rating of the Certificates, at the time of initial sale, in one of the four highest categories assigned long-term debt or in an equivalent short-term category by at least one nationally recognized statistical rating organization that is not

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an affiliated person of the issuer of the Certificates or of any person involved in the organization or operation of the issuer, and (iii) such as have been obtained.

              (v) No Breach. None of the execution and delivery by the Cooperative of this Agreement or the Related Documents, the performance of the Cooperative's obligations hereunder or thereunder and its consummation of the transactions contemplated hereby or thereby will conflict with or result in any breach of, or constitute a default under, any applicable laws or any indenture, mortgage, deed of trust or other instrument or agreement to which the Cooperative is a party or by which it may be bound or to which any of its property or assets may be subject, or its certificate of incorporation or by-laws.

              (vi) Execution. This Agreement has been duly authorized, executed and delivered by the Cooperative.

             (vii) Litigation. No litigation is pending, or to Cooperative's knowledge, threatened in any court in any way contesting the corporate existence of the Cooperative, or seeking to restrain or to enjoin the issuance, sale or delivery of the Certificates, or the purchase of the Notes by CFC and the redemption of the 1988 Certificates, or in any way contesting the validity or enforceability of the Certificates, this Agreement or any Related Document or the transactions contemplated hereby and thereby, or contesting in any way the power of the Cooperative with respect to the Certificates, this Agreement or any Related Document or the transactions contemplated hereby and thereby or which could reasonably be expected to have a material adverse effect on the Trust or the transactions contemplated hereby or in the Related Documents.

            (viii) Legality. On the Closing Date, the Certificates will have been duly and validly authorized and issued, and, when sold to the Underwriter as provided herein, will conform in all material respects to the description thereof contained in the Prospectus and will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

              (ix) Binding Obligation. The Notes are the legal, valid and binding obligations of the Cooperative and are enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally and general principles of equity.

               (x) No Defenses. The Notes are not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Notes or the exercise of any right thereunder will not render the

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Notes unenforceable in whole or in part or subject to a right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

              (xi) No Stop Order. The Commission has not issued and, to the knowledge of the Cooperative, is not threatening to issue any order preventing or suspending the use of the Prospectus (as amended or supplemented, if CFC shall have filed with the Commission any amendment thereof or supplement thereto).

              (xii) Investment Company Act. Upon consummation of the transactions contemplated by this Agreement and the Related Documents the Trust will be, exempt from, and not obligated to register as an "investment company" under, the Investment Company Act of 1940, as amended (the "Investment Company Act"), provided that the Certificates, at the time of initial sale, are rated in one of the four highest categories assigned long-term debt or in an equivalent short-term category by at least one nationally recognized statistical rating organization that is not an affiliated person of the issuer of the Certificates or of any person involved in the organization or operation of the issuer. The Cooperative is not, and upon consummation of the transactions contemplated by this Agreement and the Related Documents the Cooperative will not be, an "investment company" as defined in the Investment Company Act.

             (xiii) Absence of Fraud or Misrepresentation. The Cooperative has neither taken any action nor omitted to take any action nor made any statement nor omitted to make any statement that constitutes either a fraud or a misrepresentation (as such terms are used in 7 U.S.C. (S) 938) in respect of the authorization, execution or delivery of any Guarantee. In addition to the foregoing, to the best of the Cooperative's knowledge, there has been no fraud or misrepresentation (as such terms are used in 7 U.S.C. (S) 938) by any Person in connection with the authorization, execution or delivery of any Guarantee or the execution and delivery of the First Amendment to Loan Guarantee Agreement

         (b) CFC represents and warrants to, and agrees with, the Underwriter as follows:

              (i) Incorporated Representations. CFC hereby represents and warrants to, and agrees with, the Underwriter as set forth in Sections 4(a)(i) [Accuracy of Registration Statement], but only as to the description of CFC,
(a)(iii) [Authority], as to the documents to which it is a party, (a)(iv) [Approval] (except that an exemption may be needed by CFC under the Employment Retirement Income Security Act of 1974), (a)(v) [No Breach] (except that an exemption may be needed by CFC under the Employment Retirement Income Security Act of 1974), (a)(vi) [Execution], (a)(xi) [No Stop

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Order], the last sentence of (a)(xii) [Investment Company Act] and (a)(xiii)
[Absence of Fraud or Misrepresentation] as if such provisions were set forth here in full (and such provisions are incorporated herein by reference); provided that for purposes of this Section 4(b)(i), all references to "the Cooperative" in said incorporated provisions shall be changed to "CFC"

              (ii) Due Incorporation. CFC has been duly incorporated and is now, and on the Closing Date will be, a validly existing cooperative association in good standing under the laws of the District of Columbia and CFC has the corporate power and authority and holds all valid permits and other required authorizations from governmental authorities necessary to enter into and perform its obligations under the Related Documents and to carry on its business as now conducted and as to be conducted on the Closing Date and as contemplated by the Prospectus.

             (iii) Litigation. On the date hereof, neither the Trust nor CFC has any litigation pending of a character which in the opinion of counsel for CFC referred to in Section 9(a)(i) hereof could reasonably be expected to result in a judgment or decree having a material adverse effect on the Trust or the transactions contemplated hereby or in the Related Documents.

              (iv) Binding Obligation. To the best knowledge of CFC, the Notes are the legal, valid and binding obligations of the Cooperative and are enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally and general principles of equity.

               (v) No Defenses. To the best knowledge of CFC, the Notes are not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Notes or the exercise of any right thereunder will not render the Notes unenforceable in whole or in part or subject to a right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

              (vi) Certificates. Assuming the Certificates are issued in accordance with the Trust Agreement, on the Refinancing Date CFC will be the lawful owner of the Certificates. Upon sale and delivery of, and payment for, the Certificates as provided herein, CFC will convey good and marketable title to the Certificates to the Underwriter, free and clear of all liens, encumbrances, equities and claims whatsoever.

             (vii) Use of Proceeds. Assuming the Certificates are issued in accordance with the Trust Agreement, on the

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Refinancing Date, CFC will use the proceeds from the sale of the Certificates hereunder for general corporate purposes and will deposit into the Trust the Notes with the Guarantee endorsed thereon.

     5. Prospectuses. The Cooperative has caused or will cause to be delivered to the Underwriter copies of each Preliminary Prospectus and has consented to the use of such copies for the purposes permitted by the Act. The Cooperative agrees to deliver to the Underwriter, without charge, from time to time during such period as the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, as many copies of the Prospectus (and, in the event of any amendment of or supplement to the Prospectus, of each amended or supplemented Prospectus) as the Underwriter may reasonably request. If, at any time during the period in which the Cooperative is required to deliver copies of the Prospectus, as provided in this Section, any event known to CFC or the Cooperative relating to or affecting the Trust, the Rural Utilities Service, the Cooperative, the Certificates or any Related Document shall occur which should be set forth in an amendment of or supplement to the Prospectus in order to make the statements in the Prospectus not misleading in the light of the circumstances at the time it is delivered to a purchaser, or it shall be necessary to amend or supplement the Prospectus to comply with law or with the rules and regulations of the Commission, the Cooperative, at its expense, will forthwith prepare (in compliance with its obligations under Section 2(b) above) and furnish to the Underwriter for distribution to the Underwriter and dealers a reasonable number of copies of an amendment or amendments of or a supplement or supplements to the Prospectus which will so amend or supplement the Prospectus that, as amended or supplemented, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements in the Prospectus not misleading in the light of the circumstances under which they were made when it is delivered to a purchaser when required by law to be delivered in connection with sales by an Underwriter or dealer and will comply with law and with such rules and regulations. Each of CFC and the Cooperative authorizes the Underwriter and all dealers effecting sales of the Certificates to use the Prospectus, as from time to time so amended or supplemented, in connection with the sale of Certificates in accordance with applicable provisions of the Act and the Rules and Regulations thereunder for the period during which the Cooperative is required to deliver copies of the Prospectus as provided in this Section.

     6. Commission Proceedings as to Registration Statement. The Cooperative agrees to advise the Underwriter promptly, and to confirm such advice in writing, when the Registration Statement shall have become effective. The Cooperative further agrees to so advise the Underwriter (and so confirm such advice) when any post-effective amendment of the Registration Statement shall have become effective after the date hereof and when any further amendment of or supplement to the Prospectus shall be filed with the Commission, of any request made by the Commission for any amendment of the Registration Statement or the Prospectus or for additional information and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the initiation of any proceedings for that purpose. CFC and the Cooperative will use every reasonable effort to prevent the issuance of such a stop order and, if any such order shall at any time be issued, to obtain the withdrawal thereof at the earliest possible moment.

     7.  Blue Sky.  Each of CFC and the Cooperative will diligently endeavor
(at the Cooperative's cost and expense), when and as requested by the Underwriter, to qualify, or to cause to be qualified, the Certificates, or such portion thereof as the Underwriter may reasonably request, for offering and sale under the securities or blue sky laws of any jurisdictions which the Underwriter shall reasonably designate, and to maintain such qualifications in effect for as long as may be reasonably required for the distribution of the Certificates; and to file such statements and reports as may be required by the laws of each jurisdiction in which the Certificates have been qualified as above provided; provided that CFC and the Cooperative shall not be required to register or qualify as a foreign corporation nor, except as to matters relating to the offer and sale of the Certificates, take any action which would subject it to service of process generally in any jurisdiction.

     8. Earnings Statement. CFC agrees to make generally available to the holders of the Certificates, in accordance with Section 11(a) of the Act and any applicable rules promulgated by the Commission thereunder, if applicable, earnings statements (which need not be audited) for the Trust in reasonable detail and covering a period of at least twelve months beginning after the Effective Date of the Registration Statement and to advise the Underwriter when such statement has been so made available. Such earnings statements shall be so made available as soon as practicable after the expiration of such period, and in any event not later than fifteen months after the Effective Date of the Registration Statement.

     9.  Conditions Precedent.

         (a) Conditions to Underwriter's Obligations. The Underwriter has entered into this Agreement in reliance upon, and the Underwriter's obligations under this Agreement to accept delivery of and to pay for the Certificates are subject to, the accuracy of the information set forth herein, the representations and warranties of CFC and the Cooperative contained herein and to be contained in the documents and instruments to be delivered pursuant hereto or to the Related Documents and the performance by CFC and the Cooperative of their respective obligations hereunder and under such aforementioned documents and instruments at or prior to the Closing. The Underwriter's obligations under this Agreement are and shall be subject to the following conditions, each of which shall have been accomplished at or prior to the date specified below. The obligations of CFC and of the Cooperative under this Agreement are and shall be subject to the condition that they receive the opinion described in Section 9(a)(i)(F) below.

              (i) Activities Occurring On or Before the Date Hereof. On or before the date hereof, the Underwriter shall have received the following each in form and substance satisfactory to the Underwriter, and CFC and the Cooperative shall have received the opinion described in Section 9(a)(i)(F):

                    (A) Documents. Each of the First Amendment to Loan Agreement, the First Amendment to Loan Guarantee Agreement, the Swap Agreement, the Liquidity Protection Agreement (including a certificate from Morgan stating that the Liquidity Protection Agreement has become effective), the Remarketing Agreement, the Trust Agreement, the letter agreement among the Cooperative, Morgan and Alex. Brown & Sons Incorporated regarding the fees of the Remarketing Agent and Morgan's consent to the appointment of Alex. Brown & Sons Incorporated as Remarketing Agent and this Agreement, each being dated as of the date hereof, shall have been fully executed and delivered by the parties thereto, and the Cooperative shall have delivered to the Underwriter a certificate of the Executive Vice President of the Cooperative dated the date hereof, certifying that attached thereto are true and complete copies of each of such documents, and all certificates and opinions executed and delivered by the parties in connection therewith (including all amendments or supplements thereto), in each case as in force and effect as of the date hereof.

                    (B) Opinions of Counsel. The Underwriter shall have received legal opinions from the following counsel, addressed to the Underwriter and dated the date hereof, in each case in form and substance satisfactory to the Underwriter and its counsel:

                         (1)  CFC. John J. List, Senior Vice President and
General Counsel for CFC.

                         (2)  Milbank, Tweed, Hadley & McCloy. Milbank, Tweed,
Hadley & McCloy, counsel for CFC.

                         (3)  Cooperative. Harold Haun, Esq., General Counsel of
the Cooperative.

                         (4)  Vinson & Elkins L.L.P.. Vinson & Elkins L.L.P.,
special finance counsel for the Cooperative.

                         (5)  Trustee and Tender Agent. The Underwriter shall
have received an opinion from in-house counsel to the Trustee and Tender Agent.

                         (6)  Swap Provider. Peter A. Ndenga, Esq., counsel to
the Swap Provider.

                         (7)  Davis Polk & Wardwell. Davis Polk & Wardwell,
counsel to Morgan.

                    (C) Administrative Record for Rural Utilities Service. The Underwriter shall have received a true and complete copy of the administrative record setting forth the recommendation of the RUS for approval of the First Amendment to Loan Agreement and the First Amendment to Loan Guarantee Agreement and the transactions contemplated thereby.

                    (D) Enabling Resolutions. The Underwriter shall have received copies of resolutions of the Board of Directors of the Cooperative authorizing the execution, delivery and performance by the Cooperative of this Agreement and each of the other Related Documents to which it is a party, certified by the Secretary or an Assistant Secretary or other authorized officer of the Cooperative (which certificate shall state that such resolutions are in full force and effect on the date hereof and have not been amended or supplemented in any manner).

                    (E) Incumbency. The Underwriter shall have received a certificate of the Secretary or an Assistant Secretary or other authorized officer of each of CFC and the Cooperative, respectively, dated the date hereof, certifying as to the names and true signatures of the officers of CFC and the Cooperative, respectively, authorized to execute this Agreement and any other document to be delivered by CFC and the Cooperative, respectively, hereunder.

                    (F) Opinion of Underwriter's Counsel. CFC and the Cooperative shall have received an opinion of counsel to the Underwriter dated as of the date hereof and addressed to CFC and the Cooperative.

              (ii) Activities Occurring On or Before the Deposit Date. On or before the Deposit Date, the following shall have occurred:

                    (A) Liquidity Facility. The Liquidity Provider shall have executed and delivered either a commitment to enter into the Liquidity Facility on the Refinancing Date (such commitment being dated the Deposit Date) or a Liquidity Facility fully executed and delivered by the Cooperative and acknowledged by the Swap Provider to become effective as of the Refinancing Date, and the Cooperative shall have delivered to the Underwriter a certificate of the Secretary or Assistant Secretary or other authorized officer of the Cooperative dated the Deposit Date certifying that attached thereto is a true and complete copy thereof as in full force and effect as of the Deposit Date.

                    (B) Effectiveness of Registration Statement and Qualification under Trust Indenture Act. The Registration Statement shall have become effective (in form and substance satisfactory to the Underwriter) on the Deposit Date or at such other time or date as the Underwriter may approve in its sole discretion.

                    (C)  Refinancing.  The following shall have occurred:

                         (i)   (a) The Cooperative shall have taken all actions
contemplated by Section 1.4 of the First Amendment to Loan Agreement, including the delivery of the notice described therein in accordance with the terms of the Original Loan Agreement and in compliance with all applicable laws, rules and regulations, (2) all other activities to be taken on or before the Deposit Date by the various signatories to the Related Documents under, pursuant to or contemplated by the Related Documents have been taken and (3) none of the Related Documents shall have been amended, modified or terminated, and (b) the Underwriter shall have received a certificate of the Cooperative, signed on its behalf by a duly authorized officer of the Cooperative and dated the Deposit Date, to the effect of (a) of this sentence and certifying that attached thereto are true, correct and complete copies of all documents, certificates and opinions delivered by any party on or as of the Deposit Date pursuant to the Trust Agreement, the Liquidity Protection Agreement or any other Related Document;

                         (ii)  CFC shall have taken all actions contemplated by
Section 1.3(b) of the First Amendment to Loan Agreement, including the delivery of the notices and the deposit of the Purchase Price described therein in accordance with the terms of the Original Loan Agreement and in compliance with all applicable laws, rules and regulations, and the Underwriter shall have received a certificate of CFC, signed on its behalf by a duly authorized officer of CFC and dated the Deposit Date, to the effect that the foregoing shall have occurred and attaching thereto a true, correct and complete copy of the notices described in said Section 1.3(b) as fully executed by the signatories thereto; and

                         (iii) The Trustee shall have delivered the Call Notice
contemplated by Section 7.1 of the Original Trust

Agreements (as a result of the delivery of the notices described in Section 1.3(b) of the First Amendment to Loan Agreement) in accordance with the terms of the Original Trust Agreements , and the Underwriter shall have received on the Deposit Date a certificate of the Trustee dated the Deposit Date, signed on its behalf by a duly authorized officer of the Trustee to the effect that the foregoing shall have occurred, and attaching thereto a true, correct and complete copies of the notice described above.

                    (D) Bringdowns. A bringdown certificate or legal opinion, dated the Deposit Date, of each certificate or legal opinion described in
Section 9(a)(i)(A) and (B) confirming that each statement contained in each such certificate or each opinion expressed in each such legal opinion, as the case may be, remains true and correct as of the Deposit Date as if originally delivered or rendered on or as of the Deposit Date.

                    (E) Opinion of Counsel to Liquidity Provider. If the Liquidity Provider has executed and delivered the Liquidity Facility on or prior to the Deposit Date, the Underwriter shall have received a legal opinion, addressed to the Underwriter and dated the Deposit Date hereof, from counsel to the Liquidity Provider substantially in form attached hereto as Exhibit A.

                    (F) Consents. The Underwriter shall have received certified copies of all approvals, authorizations or consents of, or notices to or filings or registrations with, any governmental body, agency or official required for CFC and the Cooperative to execute, deliver or perform this Agreement and the Related Documents.

                    (G) NASD Clearance. The Underwriter shall have received all necessary approvals, if any, from the National Association of Securities Dealers, Inc. (the "NASD") regarding this Agreement.

                    (H) Reliance on Opinions to Ratings Agencies. The Underwriter shall have received reliance letters relating to each opinion of counsel (including Vinson & Elkins L.L.P. and counsel to the Swap Provider and to the Liquidity Provider) rendered to the Trustee, S&P, Moody's or any other Rating Agency by counsel in connection with the rating of the Certificates.

                    (I) Blue Sky Survey. The Underwriter shall have received at or prior to the Deposit Date from Mayer, Brown & Platt a memorandum or summary, in form and substance satisfactory to the Underwriter, with respect to the qualification for offering and sale by the Underwriter of the Certificates under the state securities or blue sky laws of such jurisdictions and the Underwriter may reasonably have designated to CFC.

                    (J) RUS Certificate. The Underwriter shall have received a certificate, dated the Deposit Date, from the Administrator of the RUS in the form attached to the Trust Agreement as Exhibit L.

             (iii) Activities Occurring On or Before the Closing Date. On or before the Closing Date, the following shall have occurred:

                    (A) Liquidity. If not delivered at Deposit Date, the Liquidity Provider shall have executed and delivered the Liquidity Facility dated to be effective as of the Refinancing Date and being fully executed and delivered by the other parties thereto, and the Cooperative shall have delivered to the Underwriter a certificate of the Secretary or Assistant Secretary or other authorized officer of the Cooperative dated the Refinancing Date, certifying that attached thereto is a true and complete copy of such facility (including all amendments or supplements thereto) as in force and effect on the Closing Date.

                    (B) All Other Conditions Satisfied. Underwriter shall have received a certificate of an authorized officer of the Cooperative dated the Refinancing Date, stating that all conditions precedent (other than purchase and sale of the Certificates pursuant to this Agreement) to (i) the issuance of the Certificates under the Related Documents and under applicable law, (ii) the creation of the Trust, the refinancing of the Notes, and the deposit of the Notes (with the Guarantee endorsed thereon) and the Swap Agreement in the Trust and (iii) the effectiveness of the Remarketing Agreement and all other Related Documents shall have been satisfied without waiver (other than waivers consented to in writing by the Underwriter), and each such issuance, creation, continuation and effectiveness shall have occurred, and the Underwriter shall have received a certificate of an authorized officer of the Cooperative dated the Closing Date, certifying to the foregoing.

                    (C) Other Documents. CFC and the Cooperative shall have furnished to the Underwriter and to Mayer, Brown & Platt, counsel for the Underwriter, such further opinions, certificates and documents as the Underwriter or they may have reasonably requested prior to the Closing Date resulting from the passage of time or a change in circumstances since the date of this Agreement.

                    (D) Effectiveness of Registration Statement. Either a post-effective amendment to the Registration Statement containing the Prospectus shall have so become effective or the Prospectus shall have been timely filed or transmitted by a means reasonably calculated to result in filing with the Commission in accordance with Rule 424(b); and in either case no stop order suspending the effectiveness of the Registration Statement or the qualification of the Trust Agreement shall be in effect on the Closing Date, and no proceedings for the issuance of such an order shall be pending or, to the knowledge of CFC, the Cooperative or the Underwriter, threatened by the Commission on the Closing Date.

                    (E) Trust Indenture Act. The Trust Agreement shall have been duly qualified under the Trust Indenture Act or counsel for the Cooperative shall have delivered a written opinion that such is not required.

                    (F) Representations and Warranties. The representations, warranties and covenants of CFC and of the Cooperative contained in this Agreement will be true, complete and correct in all material respects on the Closing Date with the same effect as if made on the Closing Date.

                    (G) Related Documents. At the time of the Refinancing, the Related Documents shall be in full force and effect, shall have become effective and shall have not been amended, modified or supplemented, except as may have been agreed to in writing by the Underwriter. The Cooperative shall also deliver a certificate of an authorized officer of the Cooperative, dated the Closing Date, certifying that attached thereto are true and complete copies of each of the Related Documents (including all amendments or supplements thereto) as in force and effect as of the Closing Date.

                    (H) Ratings. The Certificates shall have been rated A-1 and AAA or higher by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. ("S&P") and P-1 and Aa1 or higher by Moody's Investors Service, Inc. ("Moody's"), and such ratings shall be in effect, and shall not have been withdrawn or downgraded, as of the Closing Date.

                    (I) Bringdowns. A bringdown certificate or legal opinion, dated the Closing Date, of each certificate or legal opinion described in
Section 9(a)(i)(A) and (B) and Section 9(a)(ii)(E) [Opinion of Counsel to Liquidity Provider if delivered at Deposit Date] confirming that each statement contained in each such certificate or each opinion expressed in each such legal opinion, as the case may be, remains true and correct as of the Closing Date as if originally delivered or rendered on or as of the Closing Date.

                    (J) Additional Closing Date Opinions. The Underwriter shall have received opinions, addressed to the Underwriter and dated the Closing Date, from:

                         (1)  Milbank, Tweed, Hadley & McCloy; John List, Esq.
Each of Milbank, Tweed, Hadley & McCloy, and John

List, Esq., counsel for CFC, in the form attached hereto as Exhibit B.

                         (2)  Vinson & Elkins L.L.P. & Cooperative. Each of
Vinson & Elkins L.L.P., special finance counsel for the Cooperative, and Harold Haun, Esq., counsel for the Cooperative, in the form attached hereto as Exhibit C.

                         (3)  Counsel for the Liquidity Provider. Counsel to the
Liquidity Provider, substantially in the form of Exhibit A hereto. [if not delivered at Deposit Date]

                         (4)  Counsel for the Underwriter. Mayer, Brown & Platt,
counsel to the Underwriter, in the form attached hereto as Exhibit D.

                         (5)  Counsel for the Trustee. Counsel to the Trustee to
the effect that the Certificates have been duly authorized, executed, delivered and authenticated by the Trustee.

                         (6)  Counsel for the Swap Provider. Counsel to the Swap
Provider, in the form of Exhibit E hereto.

                    (K) Blue Sky Survey. The Underwriter shall have received at or prior to the Closing Date from Mayer, Brown & Platt a memorandum or summary, in form and substance satisfactory to the Underwriter, with respect to the qualification for offering and sale by the Underwriter of the Certificates under the state securities or blue sky laws of such jurisdictions and the Underwriter may reasonably have designated to CFC and the Cooperative.

                    (L) The Cooperative Officer's Certificate. The Underwriter shall have received, on the Closing Date, a certificate of the Cooperative dated the Closing Date, signed on its behalf by the Executive Vice President and Chief Executive Officer of the Cooperative, to the effect that:

              (i) the signer of such certificate has examined the Registration Statement and any post-effective amendment thereof, and the Prospectus and any supplement or amendment thereto and that (a) in his opinion, as of the Effective Date, the Registration Statement, as amended, (other than the information set forth under the caption "National Rural Utilities Cooperative Finance Corporation," which such certificate need not cover) did not contain an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, including any amendment or supplement thereto, (other than the information set forth under the caption

              "National Rural Utilities Cooperative Finance Corporation," which such certificate need not cover) at earlier of (x) the time it was filed in accordance with Rule 424(b), if required, and (y) the time the Registration Statement or a post-effective amendment thereof including the Prospectus (including any amendment or supplement thereto) was declared effective, did not contain an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since such time no event has occurred which should have been set forth in an amendment or supplement to the Prospectus but which has not been so set forth, (b) no stop order suspending the effectiveness of the Registration Statement is in effect on the Closing Date and no proceedings for the issuance of such an order have been taken or to the knowledge of the Cooperative are contemplated by the Commission on or prior to the Closing Date, (c) there are no material legal proceedings with respect to the Cooperative, the Trust, the Notes, the Guarantee or the Trust Agreement or of which property of CFC or the Trust is the subject which are required to be disclosed and which are not disclosed in the Registration Statement and the Prospectus, (d) there are no material contracts as to which CFC is a party which are required to be disclosed and which are not disclosed in the Registration Statement or the Prospectus;

              (ii) the representations and warranties of the Cooperative contained herein and in any other Related Document are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the date of the Closing Date;

              (iii) no litigation is pending, or to his knowledge, threatened in any court in any way seeking to restrain or to enjoin the issuance, sale or delivery of the Certificates, or the purchase of the 1988 Certificates to be purchased with the proceeds of the Certificates, or in any way contesting or affecting the validity or enforceability of the Certificates, this Agreement, or any Related Document or the transactions contemplated hereby and thereby or contesting in any way the power of CFC or its authority with respect to the Certificates, this Agreement, or any Related Document or the transactions contemplated hereby and thereby;

              (iv) the Cooperative has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

              (v) to the best of such officer's knowledge after due inquiry no event has occurred and is continuing, or would result from the closing of the purchase and sale of the Certificates pursuant to this Agreement, which constitutes a default or breach of or creates in favor of any person or entity a right of termination under any of the Related Documents.

                    (M) CFC's Certificate. The Underwriter shall have received a certificate of CFC, dated the Closing Date, signed on its behalf by the President, the Governor or a Vice President of CFC, to the effect that

              (i) the signer of such certificate has examined the Registration Statement and any post-effective amendment thereof, and the Prospectus and any supplement or amendment thereto and that (a) in his opinion, as of the Effective Date, the information in the Registration Statement, as amended, set forth under the caption "National Rural Utilities Cooperative Finance Corporation" did not contain an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the information set forth in the Prospectus under the caption "National Rural Utilities Cooperative Finance Corporation" at earlier of (x) the time it was filed in accordance with Rule 424(b), if required, and
              (y) the time the Registration Statement or a post-effective amendment thereof including the Prospectus (including any amendment or supplement thereto) was declared effective, did not contain an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since such time no event has occurred which should have been set forth in an amendment or supplement to the Prospectus but which has not been so set forth, (b) no stop order suspending the effectiveness of the Registration Statement is in effect on the Closing Date and no proceedings for the issuance of such an order have been taken or to the knowledge of CFC are contemplated by the Commission on or prior to the Closing Date, (c) there are no material legal proceedings with respect to CFC, the Trust, the Notes, the Guarantee or the Trust Agreement or of which property of CFC or the Trust is the subject which are required to be disclosed and which are not disclosed in the Registration Statement and the Prospectus, (d) there are no material contracts as to which CFC is a party which are required to be disclosed and which are not disclosed in the Registration Statement or the Prospectus;

              (ii) the representations and warranties of CFC contained herein and in any other Related Document are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the date of the Closing Date;

              (iii) to his knowledge no litigation is pending or threatened in any court in any way seeking to restrain or to enjoin the issuance, sale or delivery of the Certificates, or the purchase of the 1988 Certificates to be redeemed or purchased with the proceeds of the Certificates, or in any way contesting the validity or enforceability of the Certificates, this Agreement or any Related Document or the transactions contemplated hereby and thereby, or contesting in any way the power of the Cooperative with respect to the Certificates, this Agreement or any Related Document or the transactions contemplated hereby and thereby;

              (iv) CFC has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

              (iv) CFC has obtained all needed exemptions under the Employee Retirement Income Security Act of 1974 referred to in Section 4(b)(i) of this Agreement.

                    (N) Enabling Resolutions. The Underwriter shall have received copies of resolutions of the Board of Directors of the Cooperative authorizing the execution, delivery and performance by the Cooperative of this Agreement, certified by the Secretary or an Assistant Secretary or other authorized officer of the Cooperative (which certificate, dated the Closing Date, shall state that such resolutions are in full force and effect on the Closing Date and have not been amended or supplemented in any manner). This certificate may simply confirm as of the Closing Date the certificate described in Section 9(a)(i)(D) [Enabling Resolutions] if appropriate.

                    (O) Incumbency. The Underwriter shall have received a certificate of the Secretary or an Assistant Secretary or other authorized officer of each of CFC and the Cooperative, respectively, dated the Closing Date, certifying as to the names and true signatures of the officers of CFC and the Cooperative, respectively, authorized to execute any document to be delivered by CFC and the Cooperative, respectively, hereunder at the Closing. These certificates may simply confirm as of the Closing Date the certificates described in Section 9(a)(i)(E) [Incumbency] if there are no changes to those certificates.

                    (P) Morgan Certificate. The Underwriter shall have received a certificate of an officer of Morgan, dated the Closing Date, to the effect that the statements and information contained in the Registration Statement and Prospectus (including amendments and supplements thereto as of the Closing Date) insofar as they describe Morgan are fair and accurate.

                    (Q) Liquidity Provider Certificate. The Underwriter shall have received a certificate of an officer of the Liquidity Provider, dated the Closing Date, to the effect that the statements and information contained in the Registration Statement and Prospectus (including amendments and supplements thereto as of the Closing Date) insofar as they describe the Liquidity Provider are fair and accurate.

                    (R) Swap Provider Certificate. The Underwriter shall have received a certificate of an officer to the Swap Provider, dated as of the Closing Date, to the effect that the statements and information contained in the Registration Statement and Prospectus (including amendments and supplements thereto as of the Closing Date) insofar as they describe the Swap Provider, are fair and accurate.

                    (S) Registration Statement. At or prior to the Closing, the Underwriter shall have received two (2) manually executed copies of the Registration Statement, (with all exhibits and schedules thereto) including all amendments thereto.

                    (T) RUS Certificate. The Underwriter shall have received a certificate, dated the Closing Date, from the Administrator of the RUS in the form attached to the Trust Agreement as Exhibit L.

     (b) If any of the conditions to the obligations of the Underwriter contained in this Section or elsewhere in this Agreement shall not have been satisfied when and as required herein, all obligations of the Underwriter hereunder may be terminated by the Underwriter on, or at any time prior to, the Closing Date, by written notice to the Cooperative and CFC (with a copy of such notice delivered to the Swap Provider). Notice of such cancellation shall be given in writing, or by telegraph, telecopy, telephone or telex confirmed in writing.

     10.  Expenses.

          (a) To be Paid by Cooperative. The Cooperative agrees to pay, or arrange for the payment of, all fees and expenses in connection with (i) the preparation, printing and filing of the Registration Statement (including all exhibits to the Registration Statement), any Preliminary Prospectus and the Prospectus and any amendments thereof and supplements thereto, and the furnishing of copies of each thereof to the Underwriter (including costs of mailing and shipment), (ii) the issuance of the Certificates, (iii) the rating of the Certificates by the Rating Agencies, (iv) the delivery of the Certificates pursuant to this Agreement, (v) the qualifying of the Certificates as provided in Section 7 hereof and the determination of the eligibility of the Certificates for investment under the laws of such jurisdictions as the

Underwriter may designate, (vi) the filing fees of the Commission, the filing fees and expenses incident to securing any required review by the NASD of the terms of the sale of the Certificates and the expenses, including the fees and disbursements of counsel for the Underwriter, incurred in connection with the qualification of the Certificates under state securities or blue sky laws. The Cooperative shall not, however, be required to pay for any of the Underwriter's expenses (other than those related to qualification under state securities or blue sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 9 hereof are not satisfied, or the Cooperative exercises its right to terminate the Swap Agreement as set forth therein, or because this Agreement is terminated by the Underwriter pursuant to Section 9 or 12 hereof, or by reason of any failure, refusal or inability on the part of CFC or the Cooperative to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of the Underwriter, then the Cooperative shall reimburse the Underwriter for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Certificates or in contemplation of performing their obligations hereunder; but the Cooperative shall not in any event be liable to the Underwriter for damages on account of loss or anticipated profits from the sale by the Underwriter of the Certificates.

          (b) To be Paid by CFC. Without limiting CFC's right to recover expenses under the Loan Agreement, CFC agrees to pay, or arrange for the payment of, (i) the fees and expenses of the Trustee and the Certificate Registrar, (ii) the fees and expenses of CFC's counsel, and (iii) the fees and expenses of any auditors, consultants or others retained by CFC in connection with the transactions contemplated herein.

          (c) Other Fees. The Underwriter shall have no responsibility to pay the premiums and fees for and expenses in connection with the Swap Agreement, the Liquidity Facility, the Remarketing Agreement, the Trust Agreement or any other fee or expense except as specified in Section 10(d) below.

          (d) To be Paid by the Underwriter. The Underwriter will pay, or cause to be paid, fees and disbursements of Underwriter's counsel (except as otherwise provided in the preceding paragraphs), Underwriter's computer charges and the charge of the CUSIP Service Bureau for the assignment of CUSIP numbers for the Certificates.

          (e) The provisions of this Section 10 shall not constitute a stipulation for the benefit of any third parties and no party other than the parties hereto shall be entitled to the payment of fees and expenses on the basis of this document.

     11.  Indemnification.

          (a) The Cooperative agrees to indemnify and hold harmless the Underwriter and CFC and each person, if any, who controls the Underwriter or CFC within the meaning of the Act against any losses, claims, damages or liabilities to which the Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter and CFC and each such controlling person for any legal or other expenses reasonably incurred by the Underwriter, CFC or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however that the Cooperative will not be liable to the Underwriter or any control person of the Underwriter in any such case to the extent that (i) any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Cooperative or CFC by or through the Underwriter specifically for use in the preparation thereof; or (ii) such statement or omission was contained or made in any Preliminary Prospectus and corrected in the Prospectus and (a) any such loss, claim, damage or liability suffered or incurred by the Underwriter (or any person who controls the Underwriter) resulted from an action, claim or suit by any person who purchased Certificates which are the subject thereof from the Underwriter in the offering and (b) the Underwriter failed to deliver or provide a copy of the Prospectus to such person at or prior to the confirmation of the sale of such Certificates in any case where such delivery is required by the Act; and provided further that the Cooperative will not be liable to CFC or any control person of CFC in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Cooperative by or through CFC specifically for use in the preparation thereof.

This indemnity agreement will be in addition to any liability which the Cooperative may otherwise have.

          (b) The Underwriter will indemnify and hold harmless the Cooperative and CFC, each of their respective directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Cooperative or CFC within the meaning of the Act, against any losses, claims, damages or liabilities to which the Cooperative or CFC or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse any legal or other expenses reasonably incurred by the Cooperative or CFC or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Cooperative or CFC by or through the Underwriter specifically for use in the preparation thereof. CFC and the Cooperative acknowledge that the statements to be made under the caption "Underwriting" in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, constitute the only information to be furnished in writing by or on behalf of or through the Underwriter for use therein. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

          (c) CFC will indemnify and hold harmless the Underwriter and the Cooperative, each of their respective directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Underwriter or the Cooperative within the meaning of the Act, against any losses, claims, damages or liabilities to which the Underwriter or the Cooperative or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse any legal or other expenses reasonably incurred by the Cooperative or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that CFC will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Cooperative or the Underwriter by or through CFC specifically for use in the preparation thereof. The Underwriter and the Cooperative acknowledge that the statements to be made under the caption "National Rural Utilities Cooperative Finance Corporation" in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, constitute the only information to be furnished in writing by or on behalf of or through the CFC for use therein. This indemnity agreement will be in addition to any liability which CFC may otherwise have.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 11, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 11(a) or (b) or (c) shall be available to any party who shall fail to give notice as provided in this Section 11(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 11(a) or (b) or (c). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Underwriter in the case of parties indemnified pursuant to
Section 11(a) or (c) and by the Cooperative in the case of parties indemnified pursuant to Section 11(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (e) If the indemnification provided for in this Section 11 is unavailable to or insufficient to hold harmless an indemnified party under
Section 11(a) or (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Cooperative, CFC and the Underwriter, respectively, as among themselves from the offering of the Certificates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 11(d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Cooperative and the Underwriter in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Cooperative, CFC and the Underwriter shall be deemed to be (x) for the Cooperative, the total net proceeds from the offering (before deducting expenses) received by CFC as set forth in Section 1 hereof, (y) for CFC, $55,000 (being the approximate amount of one year's Servicer Spread payable to CFC under the Trust Agreement and (y) for the Underwriter, the Underwriting Fee received by the Underwriter as set forth in Section 1 hereof. The relative fault shall be determined by reference to, among other things, whether the untrue and alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Cooperative, CFC or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Cooperative, CFC and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 11(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 11(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 11(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) the Underwriter shall not be required to contribute any amount in excess of the Underwriting Fee and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 11 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party. The Cooperative agrees to indemnify and hold harmless the Underwriter, CFC and each person, if any, who controls the Underwriter or CFC against any and all losses, claims, damages and liabilities (i) arising out of any untrue statement or alleged untrue statement, of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto as the same has been supplemented or amended, or the omission, or alleged omission, therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except any such statements as were based on information furnished to the Cooperative by the Underwriter, and (ii) to the extent of the aggregate amount paid in settlement of any litigation arising from a claim based upon the foregoing and such settlement is effected with the written consent of the Cooperative.

          (g) The indemnity agreements contained in this Section 11 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, CFC or the Cooperative, or the delivery of and any payment for any Certificates hereunder, and shall survive the termination or cancellation of this Agreement.

     12. Termination. The Underwriter may terminate this Agreement at any time on or before the Closing Date in accordance with Section 9(b) [Conditions Precedent]. The Underwriter may also terminate this Agreement by notification in writing to the Cooperative and to CFC if at any time subsequent to the date hereof and at or prior to the Closing Date (i) a stop order, ruling, regulation, proposed regulation or statement by or on behalf of the Commission shall be issued or made with respect to the Registration Statement or otherwise to the effect that the issuance, offering, sale or distribution of obligations of the general character of the Certificates is in violation of any provisions of the Act or of the Trust Indenture Act; or (ii) the United States shall have become engaged in hostilities which have resulted in a declaration of war or a national emergency; or (iii) any legislation, resolution, order, rule or regulation shall be enacted or adopted by the legislature of the United States or of any state, or a decision by any court of competent jurisdiction shall be rendered which has the effect of making illegal or otherwise restricting, preventing or prohibiting consummation of, or which increases the cost to the Underwriter (which cost is not reimbursed to the Underwriter by the Cooperative) of, the transactions contemplated hereby; or (iv) any litigation shall be instituted, pending or threatened in writing to restrain or enjoin the issuance or sale of the Certificates or the purchase or defeasance of the Notes, or challenging any authority for or the validity of the Certificates or any provision made or authorized for their payment or the existence or powers of CFC or the Cooperative or seeking to enjoin the execution or delivery of or challenging the valid and binding nature of any of the Related Documents; or (v) in the reasonable judgment of the Underwriter, the market price of the Certificates is adversely affected because: (A) additional material restrictions not in force as of the date hereof shall have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange; or (B) the New York Stock Exchange or other national securities exchange, or any governmental authority, shall impose, as to the Certificates or similar obligations, any material restrictions not now in force, or increase materially those now in force, with respect to the extension of credit by, or the charge to the net capital requirements of, underwriters; or (C) the Cooperative shall fail to make any payment in respect of any indebtedness of the Cooperative that is guaranteed by the United States of America (or any agency or instrumentality thereof) when due or within any applicable grace period or the institution of proceedings under the federal bankruptcy laws by or against the

Cooperative; or (D) there shall have occurred a general suspension of trading on the New York Stock Exchange; or (E) a general banking moratorium shall have been declared by the United States, State of New York or State of Kansas; or (F) any change, or any development involving a prospective change in or affecting particularly the business or properties of the Swap Provider or the Liquidity Provider shall have occurred which in the reasonable judgment of the Underwriter would materially adversely affect the market for the Certificates (unless CFC or the Cooperative shall have procured a replacement party reasonably acceptable to the Underwriter on substantially the same terms and conditions); or (G) any ratings of the Certificates by S&P or Moody's shall be withdrawn or revised to a rate lower than A-1 and AAA (in the case of S&P) or P-1 and Aa1 (in the case of Moody's) or (H) an event shall occur which (a) makes untrue or incorrect in any material respect, as of the time of such event, any statement or information contained in the Registration Statement or Prospectus or which is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements and information contained therein not misleading in any material respect and (b) in the reasonable judgment of the Underwriter, materially adversely affects the market for the Certificates or the sale, at the contemplated offering prices, by the Underwriter of the Certificates; or (I) the RUS shall rescind or otherwise terminate the Guarantee, or any other event shall occur causing the Guarantee to not be supported by the full faith and credit of the United States of America; or (J) any of the following shall not have occurred on or prior to or shall not be true on and as of the Closing Date: (i) the Notes shall have been delivered by the respective Original Trusts to CFC, and shall have been amended and the Guarantee shall have been endorsed thereon, all as is more fully provided in the Related Documents; (ii) CFC shall have deposited the Notes (as so amended and with the Guarantee endorsed thereon) into the Trust in accordance with the Trust Agreement; (iii) the Cooperative shall have assigned the Swap Agreement into the Trust in accordance with the Trust Agreement; and (iv) the assets of the Trust shall consist solely of the Notes with the Guarantee endorsed thereon, the Swap Agreement and other rights described in the Trust Agreement. CFC may terminate this Agreement prior to the Closing by notification in writing to the Underwriter and the Cooperative if at any time subsequent to the date hereof and at or prior to the Deposit Date any of the events listed in clauses (i), (iii) or (v)(I) shall not have occurred, or if the conditions to CFC's depositing the purchase price with the Original Trusts specified in the First Amendment to Loan Agreement have not been satisfied, or if either Original Trust fails to deliver its Note.

     13. Notices. Any notice or other communication to be given to CFC, the Cooperative or the Underwriter under this Agreement may be given by delivering the same in writing to the parties at their respective addresses set forth below:

          If to CFC:

          National Rural Utilities Cooperative Finance Cooperation 2201 Cooperative Way
          Herndon, Virginia 20171
          Attention:  Chief Finance Officer

          If to the Cooperative:

          Kansas Electric Power Cooperative, Inc.
          P. O. Box 4877
          Topeka, Kansas  66604
          Attention:  Executive Vice President

          With a Copy to:

          Michael P. Finch, Esq.
          Patricia Hunt Holmes, Esq.
          Vinson & Elkins L.L.P.
          1001 Fannin St., Suite 2300
          Houston, Texas  77002

          If to the Underwriter:

          Alex. Brown & Sons Incorporated
          1100 Louisiana, Suite 3350
          Houston, Texas  77002
          Attention:  Dale Lehman

          With a Copy to:

          Michael E. Niebruegge, Esq.
          Mayer, Brown & Platt
          700 Louisiana, Suite 3600
          Houston, Texas  77002

     14. Benefit. This Agreement is made solely for the benefit of CFC, the Cooperative and the Underwriter (including their successors or assigns) and no other person, partnership, association or corporation shall acquire or have any right hereunder or by virtue hereof. All representations and agreements of CFC, the Cooperative and the Underwriter contained in this Agreement shall remain operative and in full force and effect, regardless of (a) delivery of and payment for the Certificates hereunder, and (b) any investigations made by or on behalf of the Underwriter.

     15. Approval; Best Efforts. Notwithstanding any provision herein to the contrary, the performance of any and all obligations of one party hereunder or the performance of any and all conditions contained herein for the benefit of one party may be waived by the other party in its sole discretion; provided, however, the Underwriter may not waive any of the conditions precedent contained within Section 9(a)(ii)(B) or
Section 9(a)(iii)(D) ([Conditions Precedent--Effectiveness of Registration Statement] on a unilateral basis without the written consent of the Cooperative. The parties hereto agree to use their reasonable commercial efforts to effectuate any changes to this Agreement and the Related Documents which may be necessitated by the passage of time between the date hereof and the Closing Date in order that the transactions contemplated hereby may be consummated; however, the foregoing shall not require any party hereto to take any action or to agree to any changes hereto or thereto if any such action or any such change would, in the sole opinion of such party, impose any material burden or liability on such party.

     16. Governing Authority, Non-assignability. This Agreement shall be governed by the laws of the State of New York. This Agreement may not be assigned by CFC, the Cooperative or the Underwriter.

     17. Execution. This Agreement may be executed in multiple counterparts, each being regarded as an original, and will be valid and enforceable as of the date first written above.

                                           Yours truly,

                                           ALEX. BROWN & SONS INCORPORATED



                                           By: /s/ DOUGLAS E. CARTER
                                              _________________________________
                                               Its:  Managing Director

Accepted:

This 20th day of December, 1996

National Rural Utilities Cooperative Finance Corporation


By: /s/ MARTIN R. CROWSON
    ______________________________

Its: Assistant Secretary-Treasurer
     _____________________________

Kansas Electric Power Cooperative, Inc.


By:  /s/ STEPHEN E. PARR
     _____________________________

Its: Executive Vice President &
     Chief Executive Officer
     _____________________________

The Undersigned hereby consents to this Agreement.
Rural Electric Cooperative Grantor Trust
(KEPCO) Series 1997

By: The First National Bank of Chicago, as Trustee


By: ______________________________

Its: _____________________________

                        List of Schedules and Exhibits


Schedule I                             Forms of Related Documents

Exhibit A                              Form of Opinion of Counsel for
                                       Liquidity Provider

Exhibit B                              Form of Closing Date Opinion of
                                       Milbank, Tweed, Hadley & McCloy

Exhibit C                              Form of Closing Date Opinion of
                                       Vinson & Elkins L.L.P.

Exhibit D                              Form of Closing Date Opinion of
                                       Mayer, Brown & Platt

Exhibit E                              Form of Closing Date Opinion of
                                       Counsel to Swap Provider

                                  SCHEDULE I

                          Forms of Related Documents

Form of Notes as of the date hereof are attached hereto. For the forms of other Related Documents, reference is hereby made to the Certificate of Authenticity delivered by the Cooperative pursuant to Section 9(a)(i)(A) hereof.

                                   Exhibit A
                                      to
                    Forward Certificate Purchase Agreement

Form of Closing Date Opinion from Counsel to Liquidity Provider

n.b.: If the Liquidity Provider provides an opinion at the Deposit Date, the Closing Date Opinion of the Liquidity Provider's counsel will simply bringdown the Deposit Date opinion to the Closing Date as contemplated by the bracketed wording in Section 9(a)(iii)(I) of the Forward Certificate Purchase Agreement.

     (1) The Liquidity Provider has the power and authority to execute and deliver or issue the Liquidity Facility; and

     (2) The Liquidity Facility has been duly authorized, executed and delivered or issued by the Liquidity Provider and constitutes a legal, valid and binding obligation of the Liquidity Provider enforceable in accordance with its terms, subject to (a) applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights generally and (b) the application of general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law.

     [If the Liquidity Provider is a foreign bank, this opinion should also state that the Liquidity Provider is a "bank" for purposes of Section 3(a)(2) of the Securities Act of 1933, as amended.]

                                   Exhibit B
                                      to
                    Forward Certificate Purchase Agreement

Form of Closing Date Opinion from Milbank, Tweed, Hadley & McCloy

(in addition to bringdown opinion contemplated by Section 9(a)(iii)(I) of the Forward Certificate Purchase Agreement)

                [Letterhead of Milbank, Tweed, Hadley & McCloy]

                                                                          [date]

Alex. Brown & Sons Incorporated
1100 Louisiana, Suite 3350
Houston, TX  77002

Ladies and Gentlemen:

     We have acted as special counsel to National Rural Utilities Cooperative Finance Corporation ("CFC") in connection with its execution and delivery of a Forward Certificate Purchase Agreement among it, Kansas Electric Power Cooperative, Inc. and you (the "Underwriting Agreement"). All capitalized terms used but not defined herein have the respective meanings given to such terms in the Underwriting Agreement.

     In rendering the opinions expressed below, we have examined such records of CFC and such other documents as we have deemed necessary as a basis for the opinions expressed below. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon certificates of governmental officials and appropriate representatives of CFC and upon representations made in or pursuant to the Related Documents.

     In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that:

          (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

          (ii) all signatories to such documents have been duly authorized; and

         (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate, partnership or other) to execute, deliver and perform such documents.

     Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

          1. No approval, authorization, consent, order, registration, filing, qualification, license or permit of or with the State of New York or Federal court or governmental agency or body including, without limitation, the Rural Utilities Service, having jurisdiction over CFC is required for the consummation by CFC of the transactions contemplated in the Related Documents, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction and [specific other filings or approvals], which have been made or obtained.

          2. CFC is not subject to regulation under the Public Utility Holding Company Act of 1935;

          3. CFC is not a public utility as defined in the Federal Power Act and is not a natural gas company as defined in the Natural Gas Act;

          4. CFC is not an "investment company" under the Investment Company Act of 1940; and

          5. The delivery by CFC to the Underwriter of the Certificates being sold under the Underwriting Agreement against payment therefor as provided therein will pass to the Underwriter all right, title and interest of CFC in the Certificates; and, upon such delivery, the Underwriter, assuming it has no knowledge of any adverse claim to such Certificates, will receive title to such Certificates free and clear of all adverse claims.

     The foregoing opinions are limited to matters involving the Federal laws of the United States of America and the law of the State of New York. We do not express any opinion as to the existence of, or the right, title or interest of CFC in, to or under, the Certificates.

     This opinion letter is provided to you by us in our capacity as counsel to CFC, and this opinion letter may not be relied upon by any person or for any purpose other than in connection with the transactions contemplated by the Underwriting Agreement without, in each instance, our prior written consent.

                                            Very truly yours,

Form of Closing Date Opinion from John List, Esq., Counsel

     There is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to CFC which, if adversely determined, would have a material adverse effect on the Certificateholders or Trust.

                                   Exhibit C
                                      to
                    Forward Certificate Purchase Agreement

Form of Closing Date Opinion from Vinson & Elkins L.L.P.

(in addition to bringdown opinion contemplated by Section 9(a)(iii)(I) of the Forward Certificate Purchase Agreement)

     (1) The Certificates are validly issued and outstanding, and are a binding obligation of the Trust, enforceable against the Trust in accordance with its terms and are entitled to the benefits of the Trust Agreement subject to (a) applicable bankruptcy, reorganization, moratorium (including, without limitation, preference and fraudulent conveyance) or similar laws affecting creditors' rights generally and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief;

     (2) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to the Cooperative, the Trust, the Certificates or the Trust Agreement which, if adversely determined, would have a material adverse effect on the Certificateholders or Trust, and, to the knowledge of such counsel, there is no material contract relating to the Trust or any property conveyed to the Trust which is required to be disclosed in the Registration Statement or the Prospectus which is not so disclosed;

     (3) The Registration Statement has become effective under the Act and the Certificates have been registered under the Act; any required filing (or transmission by a means reasonably calculated to result in filing) of the Prospectus or any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto (except for the financial and statistical data included therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations thereunder;

     (4) No approval, authorization, consent, order, registration, filing, qualification, license or permit of or with any state or Federal court or governmental agency or body including, without limitation, the Rural Utilities Service, having jurisdiction over the Cooperative or the Trust is required for the consummation by the Cooperative or the Trust of the transactions contemplated herein, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction and such filings or other approvals (specified in such opinion) as have been made or obtained;

     (5) The Certificates, this Agreement, the Notes, the Guarantees and the other Related Documents conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus as amended or supplemented;

     (6) The Trust Agreement has been duly qualified under the Trust Indenture Act of 1939, as amended;

     (7) The 1988 Certificates have been redeemed, and the Original Trusts have been terminated, in accordance with the terms of the Original Trust Agreements and in compliance with all applicable laws, rules and regulations;

     (8) The Trust is exempt from, and is not obligated to register as, an "investment company" under the Investment Company Act of 1940;

     (9) The statements in the Registration Statement under the heading "Certain Federal Income Tax Consequences" are correct as to statements of law, accurately reflect the opinions ascribed to such counsel therein and address all material Federal income tax matters with respect to the Certificates.

In addition, such counsel shall state that nothing has come to the attention of such counsel causing it to believe that at the Effective Date the Registration Statement, as amended, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented as of the Closing Date, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                  Exhibit C-1
                                      to
                    Forward Certificate Purchase Agreement

                       Form of Closing Date Opinion from
                 Harold Haun, Esq., Counsel to the Cooperative

     1. The Cooperative's execution and delivery of the Confirmation included within the Swap Agreement have been duly authorized by all requisite corporate action and the Confirmation has been duly executed and delivered by the Cooperative.

                                   Exhibit D
                                      to
                    Forward Certificate Purchase Agreement

Form of Closing Date Opinion from Counsel to Underwriter

     (1) The Registration Statement has become effective under the Act and the Certificates have been registered under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto (except for the financial and statistical data included therein as to which such counsel need express no opinion) appear on their face to comply as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations thereunder as administered by the staff of the Commission.

In addition, such counsel shall state that nothing has come to the attention of such counsel causing it to believe that at the Effective Date the Registration Statement, as amended, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented as of the Closing Date, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   Exhibit E
                                      to
                    Forward Certificate Purchase Agreement

Form of Closing Date Opinion from Counsel to Swap Provider

     1. The Confirmation included within the Swap Agreement has been duly executed and delivered by the Swap Provider and is the legal valid and binding obligation of the Swap Provider, enforceable against the Swap Provider in accordance with its terms, Certificates (except as enforcement thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditor's rights generally and by general principles).